Short-Term Loans	6 Months Ended
Jun. 30, 2022
Short-Term Loans [Abstract]
SHORT-TERM LOANS

NOTE 12 – SHORT-TERM LOANS

Short-term loans consisted of the following:

	June 30, 2022	December 31, 2021
	(Unaudited)
Hunyuan Rural Credit Cooperative Association (1)	$746,500	$784,500
Bank of Jiangsu (2)	746,500	784,500
Huaxia Bank (3)	746,500	784,500
Total	$2,239,500	$2,353,500

(1)	On December 6, 2021, Datong Ruisheng entered into a bank loan agreement with Hunyuan Rural Credit Cooperative Association to borrow approximately $0.8 million (RMB5 million) as working capital loan for a term of one year. The loan bears a fixed interest rate of 7.3590% per annum. The loan is guaranteed by Beijing REIT.

(2)	On September 3, 2021, Xinyi REIT entered into a new line of credit agreement with Bank of Jiangsu. The agreement allows Xinyi REIT to obtain loans up to RMB5 million for use as working capital between September 3, 2021 and August 26, 2022. The Company signed a bank loan agreement with Bank of Jiangsu to borrow $0.8 million (RMB5 million) on September 3, 2021 for a year with a monthly interest rate of 4.55%. The loan is guaranteed by Mr. Huizhen Hou and Mr. Dapeng Zhou. Meanwhile, Xinyi REIT also pledged land use right of 74,254.61 square meters with carrying value of RMB 9.9 million (approximately $1.9 million) as collateral to safeguard the loan.

(3)	On November 19, 2021, Beijing REIT entered into a new line of credit agreement with Huaxia Bank. The agreement allows Beijing REIT to obtain loans to approximately $0.8 million (RMB5 million) for use as working capital between November 19, 2021 and November 19, 2022 for a term of one year. The loan bears a fixed interest rate of 5.655% per annum. The loan is guaranteed by Beijing Zhongguancun Technology Financing Guarantee Co., Ltd.

For the six months ended June 30, 2022 and 2021, interest expense on all short-term loans amounted to $71,301 and $188,317, respectively.